UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 21, 2018

GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 North 17th Street, Suite 1700 Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

(703) 345-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

In connection with the private offering of the Notes (as defined below) described under Item 8.01 of this Current Report on Form 8-K, Graham Holdings Company (the “Company”) is disclosing certain information to certain potential investors in a preliminary offering memorandum dated May 21, 2018 (the “Preliminary Offering Memorandum”).

Pursuant to Regulation FD, the Company is furnishing excerpts of the Preliminary Offering Memorandum hereto as Part I of Exhibit 99.1, which Part I is incorporated into Item 7.01 herein by reference.

Item 8.01 Other Events

On May 21, 2018, the Company commenced a private offering of $400 million aggregate principal amount of senior unsecured notes due 2026 (the “Notes”), subject to market and other conditions. The Notes will be guaranteed, jointly and severally, on a senior unsecured basis, by certain of the Company’s existing and future domestic subsidiaries. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

If the offering is consummated, the Company intends to use the net proceeds from the offering, together with cash on hand, to redeem all $400 million aggregate principal amount of the Company’s existing 7.250% notes due 2019.

The Notes and related guarantees will be offered in the United States to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside of the United States under Regulation S under the Securities Act. The Notes and the related guarantees will not be registered under the Securities Act or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Company is filing excerpts of the Preliminary Offering Memorandum hereto as Part II of Exhibit 99.1, which Part II is incorporated into Item 8.01 herein by reference.

The information in this Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Excerpts from the Preliminary Offering Memorandum
99.2	Press Release

Cautionary Statement Concerning Forward-Looking Statements

This communication and the documents incorporated by reference herein may contain certain forward-looking statements that are based largely on the Company’s current expectations. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results and achievements to differ materially from those expressed in the forward-looking statements. For more information about these forward-looking statements and related risks, please refer to the section titled “Forward-Looking Statements” in Part I of the Company’s Annual Report on Form 10-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Holdings Company
(Registrant)
Date: May 21, 2018	/s/ Wallace R. Cooney
Wallace R. Cooney
Chief Financial Officer (Principal Financial Officer)